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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 7, 2002


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      000-25469                 13-3845162
--------------------------     -----------------------     ---------------------
     (State or other              (Commission File             (IRS Employer
     jurisdiction of                  Number)               Identification No.)
      organization)





500-512 Seventh Avenue, New York, New York                        10018
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000


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          (Former name or former address if changed since last report)



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Item 5.  Other Events.
         ------------

         On August 7, 2002, iVillage Inc. ("iVillage") issued a press release announcing its financial results as of and for the three and six month periods ended June 30, 2002. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits
                  --------

                  99.1 Press Release dated August 7, 2002 regarding iVillage Inc.'s announcement of its financial results as of and for the three and six month periods ended June 30, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           iVillage Inc.
                                           (Registrant)

         Date: August 7, 2002              By: /s/ Scott Levine
                                               ------------------------------
                                               Scott Levine
                                               Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated August 7, 2002 regarding iVillage Inc.'s announcement of its financial results as of and for the three and six month periods ended June 30, 2002.